UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 4, 2015

ORCHIDS PAPER PRODUCTS COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32563	23-2956944
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification Number)

4826 Hunt Street

Pryor, Oklahoma 74361

(Address of Principal Executive Offices)

(918) 825-0616

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 4, 2015, Orchids Paper Products Company (the “Company”) held its Annual Meeting of Stockholders (“Annual Meeting”).  At the Annual Meeting, the stockholders of the Company: (i) elected seven directors; (ii) approved the Company’s Annual Bonus Plan, including the performance measures specified in the plan for purposes of Section 162(m) of the Internal Revenue Code; and (iii) ratified the Audit Committee’s selection of HoganTaylor LLP as the Company’s independent registered public accounting firm for the fiscal year 2015. The proposals are described in detail in the Company’s Definitive Proxy Statement (“Proxy Statement”) that was filed with the Securities and Exchange Commission on March 24, 2015.

On March 16, 2015, the record date for the Annual Meeting, 8,756,891 shares of the Company’s Common Stock were issued and outstanding, of which 7,894,605 were present at the Annual Meeting for purposes of establishing a quorum. The final voting results on the proposals considered at the Annual Meeting are set forth below.

1.                                                Election of Directors. Each of the nominees for director, as listed in the Proxy Statement, was elected to serve until the conclusion of the Company’s 2016 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified, with the voting results as follows:

Name	Votes FOR	Votes WITHHELD	Broker Non-Votes
Steven R. Berlin	5,089,539	413,843	2,391,223
Mario Armando Garcia	5,121,459	381,923	2,391,223
John C. Guttilla	5,071,735	431,647	2,391,223
Douglas E. Hailey	5,088,828	414,554	2,391,223
Elaine MacDonald	5,117,708	385,674	2,391,223
Mark H. Ravich	5,090,005	413,377	2,391,223
Jeffrey S. Schoen	5,084,191	398,714	2,411,700

2.                                                Approval of the Annual Bonus Plan. The Company’s Annual Bonus Plan, including the performance measures specified in the plan for purposes of Section 162(m) of the Internal Revenue Code, which was filed as Exhibit 10.11 to the Company’s Annual Report on Form 10-K that was filed with the SEC on March 9, 2015 and is incorporated herein by reference, was approved, with the voting results as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
5,006,031	426,459	70,884	2,391,231

3.                                             Ratification of HoganTaylor LLP. The Audit Committee’s appointment of HoganTaylor LLP as the Company’s independent registered public accounting firm for the fiscal year 2015 was ratified, with the voting results as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
7,509,445	345,954	39,206	—

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.   See the Exhibit Index which is hereby incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCHIDS PAPER PRODUCTS COMPANY

Date: May 7, 2015	By:	/s/ Keith R. Schroeder
Keith R. Schroeder
Chief Financial Officer

Exhibit Index

Exhibit	Description

10.1	Orchids Paper Products Company Annual Bonus Plan, incorporated by reference to Exhibit 10.11 to the Company’s Form 10-K (SEC Accession No. 0001437749-15-004472) filed with the SEC on March 9, 2015.